SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934


                       September 23, 1997
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        Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OF DELAWARE, INC.
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     (Exact name of Registrant as specified in its charter)


                            Delaware
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         (State or other jurisdiction of incorporation)


     0-21472                                86-0713506
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(Commission File Number)        (IRS Employer Identification No.)


     160 Morgan Street
     P.O. Box 87
     Versailles, Kentucky                                40383
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(Address of principal executive offices)               (Zip Code)


                         (606) 873-5455
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
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  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Applicable.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
          Applicable.

Item 5.   Other Events.  Not Applicable

Item 6.   Resignation of Registrant's Directors.

     On September 23, 1997, the Registrant received a letter from William D. Bishop in which he resigned as a director of the Registrant. A copy of Mr. Bishop's letter of resignation is attached as Exhibit 10.84 and is incorporated herein. Mr. Bishop's resignation was prompted by the Board of Directors' approval of a related party transaction with Prima Capital, LLC, which Mr. Bishop voted against. The transaction in question was reported in the Registrant's Current Report on Form 8-K which was filed on September 24, 1997, with the Commission.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.  Not applicable.

          (b)  Pro Forma Financial Information.  Not applicable.

          (c)  Exhibits:

               Exhibit 10.84  Copy of the Letter of Resignation
                              from William Bishop.



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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN RESOURCES OF DELAWARE, INC.



                         By: /s/ Ralph A. Currie
                            ------------------------------------
                            Ralph A. Currie

                         Its:  Chief Financial Officer


Dated:  September 30, 1997
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
                          EXHIBIT 10.84



                        William D. Bishop
                       739 Lakeshore Drive
                   Lexington, Kentucky  40502

                                               September 22, 1997

Douglas L. Hawthorne
Chairman of the Board
American Resources of Delaware, Inc.
160 Morgan Street
Versailles, Kentucky  40383

Dear Doug:

     This is to advise you that, effective immediately, I am resigning my position as a Director of American Resources of Delaware, Inc. I appreciate very much the opportunity to serve on the company's board and I regret that circumstances are such that I will not be able to complete my term.

     As you know, I am opposed to related party transactions and the recent related party transaction involving Prima Capital LLC, which the Board approved Monday September 15th, led me to the decision to resign. I have wavered back and forth about resigning for the last ten days. On one hand I felt if I did resign now I would be perceived a quitter and not living up to the responsibilities of being a director of a publicly held corporation particularly since I had just accepted that responsibility. On the other hand, I am enough of a realist to know, given the lack of support from the other Board members at our recent meeting (except for Don Schellpfeffer) to the positions I was espousing, that the remaining months of my term would not be personally rewarding.

     In addition, my other business demands are such that I will not be able to meet those obligations and at the same time, monitor ARI's activities to the degree I believe necessary and required of a fiduciary.

     I wish you, the company, its shareholders and all those affiliated nothing but success.

                              Very truly yours,

                              /s/ William D. Bishop

                              William D. Bishop